                                                                    EXHIBIT 99.2


              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q/A of Penford Corporation (the "Company") for the three months and six months ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven O. Cordier, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 10, 2003


/s/ Steven O. Cordier
-----------------------
Steven O. Cordier
Chief Financial Officer